Household Consumer Loan Deposit Trust
                              Collateral Report

          Number of Due Periods Since Inception               40
                                     Due Period        01-Jan-99
                              Distribution Date        12-Feb-99
                                   Payment Date        16-Feb-99

                *** Trust Portfolio Summary ***

                          Annualized Cash Yield           18.51%
                        Annualized Gross Losses           -9.27%
                     Annualized Portfolio Yield            9.24%


Contractual Delinquency Status of Credit Lines:
                        (Principal / Principal)
                            30 -   59 days  ($)     233693522.63
                             30 -   59 days (%)            5.70%
                             60 -   89 days ($)      85993877.89
                             60 -   89 days (%)            2.10%
                              90 - 119 days ($)       53654180.2
                              90 - 119 days (%)            1.31%
                             120 - 149 days ($)      41257451.29
                             120 - 149 days (%)            1.01%
                             150 - 179 days ($)       35924519.1
                             150 - 179 days (%)            0.88%
                             180 - 209 days ($)      37302404.18
                             180 - 209 days (%)            0.91%
                             210 - 239 days ($)       35769547.6
                             210 - 239 days (%)            0.87%
                             240 - 269 days ($)      32877895.91
                             240 - 269 days (%)            0.80%
                             270 - 299 days ($)       32265861.5
                             270 - 299 days (%)            0.79%
                                 300+ days  ($)       7623524.48
                                  300+ days (%)            0.19%


   Additional Balances on Existing Credit Lines    51,584,109.72
                       (draws - principal only)
                          Principal Collections   112,246,312.12
                          Defaulted Receivables    32,389,992.45
   Finance Charge  & Administrative Collections    63,116,135.65
                                     Recoveries     1,552,192.00


                      Average Principal Balance 4,191,310,005.07
         Personal Homeowner Lines as % of Total           26.76%
                                      Principal

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-2

No. of PMTs Since Issuance:                                   15
Distribution Date:                                      02/12/99
Payment Date:                                           02/16/99
Collection Period Beginning:                            01/01/99
Collection Period Ending:                               01/31/99
Note and Certificate Accrual Beginning:                 01/15/99
Note and Certificate Accrual Ending:                    02/16/99
Number of Days in the Accrual Period

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation               8.0487%
Invested Amount
OC Balance as % of Ending Participation                  8.2527%
Invested Amount
OC Balance as % of Ending Participation                  7.8460%
Invested Amount (3 month average)
Does Early Amortization Start Based on OC/Part.                0
Invstd. Amt. Test
Is the MAP Over?                                               0
Is this the Early Amortization Period?                         0

Interest Allocation Percentage Calculation:
Numerator                                        $832,531,770.39
Denominator - Component (x) - Aggregate         $4,191,310,005.0
Receivables & Partc. Interest                                  7
Denominator - Component (y) - Aggregate         $4,125,586,649.8
Numerators                                                     0
Applicable Interest Allocation Percentage                 19.86%

Principal Allocation Percentage Calculation:
Numerator                                        $832,531,770.39
Denominator - Component (x) - Aggregate         $4,191,310,005.0
Receivables & Partc. Interest                                  7
Denominator - Component (y) - Aggregate         $4,138,897,897.2
Numerators                                                     3
Applicable Principal Allocation Percentage                19.86%

Default Allocation Percentage Calculation:
Numerator                                        $832,531,770.39
Denominator - Component (x) - Aggregate         $4,191,310,005.0
Receivables & Partc. Interest                                  7
Denominator - Component (y) - Aggregate         $4,125,586,649.8
Numerators                                                     0
Default Allocation Percentage (Floating                   19.86%
Allocation Percentage)

Minimum Principal Amount Calculation:
2.5% or 2.2% of Participation Invested Amount     $18,315,698.95
Series Participation Interest Default Amount       $6,433,715.88
(Sec. 4.11 (a)(iii))
Excess of (i) 2.5% or 2.2% of Part. Inv. Amt.     $11,881,983.06
over (ii) Series Part. Interest Default Amount
Minimum Principal Amount                          $11,881,983.06

Investor Principal Collections                    $12,049,504.98
Investor Finance Charge and Admin. Collections    $12,845,252.97
(4.11a)
Investor Allocated Defaulted Amounts               $6,433,715.88

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal         $832,552,351.86
Balance
Beginning Participation Invested Amount          $832,531,770.39
Ending Participation Unpaid Principal Balance    $814,069,131.00
Ending Participation Invested Amount             $814,048,549.53

Beginning Participation Unpaid Principal           $4,191,669.83
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts Due $3,601,533.42 Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 150bps per           $173,444.12
annum prior to 12/98, 25bps per annum
thereafter
Participation Interest Distribution Amount         $4,191,669.83

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin. Collections    $12,845,252.97
(4.11a)
Servicing Fee if HFC is not the Servicer (Sec.             $0.00
4.11 (a)(i)
Series Participation Interest  Monthly Interest    $4,191,669.83
(Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount       $6,433,715.88
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest Charge-           $0.00
Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec. 4.11    $1,387,552.95
(a)(v))
Excess (Sec. 4.11 (a)(vi))                           $832,314.31

Reconciliation Check                                       $0.00

Series Participation Interest Monthly Principal   $18,483,220.86

Beginning Unreimbursed Participation Interest              $0.00
Charge-Offs
Series Participation Interest Charge-Offs                  $0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest Charge-           $0.00
Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                 $0.00
Charge-Offs

Available Investor Principal Collections          $18,483,220.86
Participation Interest Distribution Amount         $4,191,669.83
Series Participation Interest Charge-Offs                  $0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due $3,601,533.42 Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                      $590,136.41
Beginning Net Charge-Offs                                  $0.00
Reversals                                                  $0.00

+Available Investor Principal Collections         $18,483,220.86
+Series Participation Interest Charge Offs                 $0.00
+ Lesser of Excess Interest and Carryover                  $0.00
Charge Offs

Optimum Monthly Principal                         $18,483,220.86
Are the Notes Retired ?                                    $0.00
Accelerated Principal Payment                        $173,444.12

Beginning Class A-1 Security Balance             $528,524,149.17
Beginning Class A-2 Security Balance              $48,000,000.00
Beginning Class A-3 Security Balance              $90,000,000.00
Beginning Class B Security Balance                $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount plus APP   $67,181,065.34
Beginning Class A-1 Adjusted Balance             $528,524,149.17
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B Adjusted Balance                $57,000,000.00
Beginning Certficate Adjusted Balance             $42,000,000.00
Beginning Overcollateralization Amount plus APP   $67,181,065.34
Class A-1 Balance After Payment pursuant to      $510,040,928.31
clause in Sec 3.05 (a)(ii)(a)
Class A-2 Balance After Payment pursuant to       $48,000,000.00
clause in Sec 3.05 (a)(ii)(b)
Class A-3 Balance After Payment pursuant to       $90,000,000.00
clause in Sec 3.05 (a)(ii)(c)
Class B Balance After Payment pursuant to         $57,000,000.00
clause in Sec 3.05 (a)(ii)(d)
Certificate Balance After Payment pursuant to $42,000,000.00 clause in Sec. 3.05(a)(iii)
Class A-2 Minimum Adjusted Principal Balance      $16,000,000.00
Class A-3 Minimum Adjusted Principal Balance      $30,000,000.00
Class B Minimum Adjusted Principal Balance        $19,000,000.00
Certificate Minimum Adjusted Principal Balance    $14,000,000.00
Minimum Overcollateralization Amount              $17,000,000.00
Certificate Minimum Balance Target                 $8,222,704.40
Scheduled Certificate Payment to Certificate      $33,777,295.60
Minimum Balance Target
Class A-1 Targeted Balance                       $423,305,245.75
Class A-2 Targeted Balance                         $2,809,657.89
Class A-3 Targeted Balance                        $60,635,969.33
Class B Targeted Balance                          $39,830,096.04
Certificate Targeted Balance                      $39,813,494.51
Class A-1:  Payment Required to get to Target    $105,218,903.41
Class A-2:  Payment Required to get to Target     $32,000,000.00
or Minimum Adjusted Balance
Class A-3: Payment Required to get to Target $29,364,030.67 or Minimum Adjusted Balance
Class B: Payment Required to get to Target or $17,169,903.96 Minimum Adjusted Balance
Certificate: Payment Required to get to Target $2,186,505.49 or Minimum Adjusted Balance
OC: Payment to get to Minimum                     $50,181,065.34
Overcollateralization Amount

Section 3.05 Payment of Principal and Interest;
Defaulted Interest

Pay Certificate Yield in step (ii) (1= Yes)                    1
Remittances on the Participation                  $22,674,890.69

Interest and Yield
(i)    Pay Class A-1 Interest Distribution -       $2,433,560.08
Sec. 3.05 (a)(i)(a)
        Pay Class A-2 Interest Distribution -        $225,706.67
Sec. 3.05 (a)(i)(b)
        Pay Class A-3 Interest Distribution -        $432,000.00
Sec. 3.05 (a)(i)(c)
        Pay Class B Interest Distribution -          $286,266.67
Sec. 3.05 (a)(i)(d)
        Pay Certificates the Certificate Yield       $224,000.00
- Sec. 3.05 (a)(i)(e)

Principal up to Optimum Monthly Principal
(ii)   Pay Class A-1 to Targeted Principal        $18,483,220.86
Balance - Sec. 3.05 (a)(ii)(a)
        Pay Class A-2 to Targeted Principal                $0.00
Balance - Sec. 3.05 (a)(ii)(b)
        Pay Class A-3 to Targeted Principal                $0.00
Balance - Sec. 3.05 (a)(ii)(c)
        Pay Class B to Targeted Principal                  $0.00
Balance - Sec. 3.05 (a)(ii)(d)

        ONLY Pay CertificateYield if not paid              $0.00
pursuant to Sec. 3.05 (a)(i)(e) - Sec. 3.05
(a)(vii)

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal              $0.00
Balance - Sec. 3.05 (a)(iii)
(iv)  Pay OC Remaining Optimal Monthly                     $0.00
Principal Amount - Sec. 3.05 (a)(iv)

Principal up to the Accelerated Principal
Payment Amount
(v)   Pay Class A-1 to Targeted Principal            $173,444.12
Balance - Sec. 3.05 (a)(v)(a)
        Pay Class A-2 to Targeted Principal                $0.00
Balance - Sec. 3.05 (a)(v)(b)
        Pay Class A-3 to Targeted Principal                $0.00
Balance - Sec. 3.05 (a)(v)(c)
        Pay Class B to Targeted Principal                  $0.00
Balance - Sec. 3.05 (a)(v)(d)
        Pay Class A-1 to zero - Sec. 3.05                  $0.00
(a)(v)(e)
        Pay Class A-2 to zero - Sec. 3.05                  $0.00
(a)(v)(f)
        Pay Class A-3 to zero - Sec. 3.05                  $0.00
(a)(v)(g)
        Pay Class B to zero - Sec. 3.05                    $0.00
(a)(v)(h)

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05                    $0.00
(a)(vi)(a)
        Pay Class A-2 to zero - Sec. 3.05                  $0.00
(a)(vi)(b)
        Pay Class A-3 to zero - Sec. 3.05                  $0.00
(a)(vi)(c)
        Pay Class B to zero - Sec. 3.05                    $0.00
(a)(vi)(d)
        Pay Certificates up to Certificate Min.            $0.00
Bal. or zero - Sec. 3.05 (a)(vi)(e)
        Pay HCLC Optimum Monthly Principal                 $0.00
provided OC > zero - Sec. 3.05 (a)(vi)(f)

(vii)  Remaining Amounts to HCLC - Sec. 3.05         $416,692.30
(a)(vii)

Total Reconciliation Check                                 $0.00
(should equal $0.00)
Accelerated Principal Reconciliation                       $0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                   $0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A-1 Note Security Balance        $528,524,149.17
Beginning Class A-2 Note Security Balance         $48,000,000.00
Beginning Class A-3 Note Security Balance         $90,000,000.00
Beginning Class B     Note Security Balance       $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount            $67,007,621.22
Beginning Class A-1 Adjusted Balance             $528,524,149.17
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B    Adjusted Balance             $57,000,000.00
Beginning Certficate  Adjusted Balance            $42,000,000.00
Beginning Overcollateralization Amount            $67,007,621.22
Ending Class A-1 Note Security Balance           $509,867,484.19
Ending Class A-2 Note Security Balance            $48,000,000.00
Ending Class A-3 Note Security Balance            $90,000,000.00
Ending Class B    Note Security Balance           $57,000,000.00
Ending Certificate Security Balance               $42,000,000.00
Ending Overcollateralization Amount               $67,181,065.34
Ending Class A-1 Adjusted Balance                $509,867,484.19
Ending Class A-2 Adjusted Balance                 $48,000,000.00
Ending Class A-3 Adjusted Balance                 $90,000,000.00
Ending Class B    Adjusted Balance                $57,000,000.00
Ending Certficate  Adjusted Balance               $42,000,000.00
Ending Overcollateralization Amount               $67,181,065.34
Class A-1 Note Rate Capped at 12.5%                    5.180000%
Class A-2 Note Rate Capped at 14.0%                    5.290000%
Class A-3 Note Rate Capped at 14.0%                    5.400000%
Class B    Note Rate Capped at 14.0%                   5.650000%
Certificate Rate Capped at 15.0%                       6.000000%
Class A-1 Interest Due                             $2,433,560.08
Class A-2 Interest Due                               $225,706.67
Class A-3 Interest Due                               $432,000.00
Class B Interest Due                                 $286,266.67
Certificate Yield  Due                               $224,000.00
Class A-1 Interest Paid                            $2,433,560.08
Class A-2 Interest Paid                              $225,706.67
Class A-3 Interest Paid                              $432,000.00
Class B Interest Paid                                $286,266.67
Certificate Yield Paid                               $224,000.00
Class A-1 Unpaid Interest                                  $0.00
Class A-2 Unpaid Interest                                  $0.00
Class A-3 Unpaid Interest                                  $0.00
Class B     Unpaid Interest                                $0.00
Certificate Unpaid Yield                                   $0.00
Class A-1 Principal Paid                          $18,656,664.98
Class A-2 Principal Paid                                   $0.00
Class A-3 Principal Paid                                   $0.00
Class B    Principal Paid                                  $0.00
Certificate    Principal Paid                              $0.00
OC           Principal Paid                                $0.00
Beginning Class A-1 Net Charge-Off                         $0.00
Beginning Class A-2 Net Charge-Off                         $0.00
Beginning Class A-3 Net Charge-Off                         $0.00
Beginning Class B    Net Charge-Off                        $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A-1                           $0.00
Reversals Allocated to Class A-2                           $0.00
Reversals Allocated to Class A-3                           $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated           $173,444.12
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A-1                         $0.00
Charge-Offs Allocated to Class A-2                         $0.00
Charge-Offs Allocated to Class A-3                         $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A-1 Net Charge-Off                            $0.00
Ending Class A-2 Net Charge-Off                            $0.00
Ending Class A-3 Net Charge-Off                            $0.00
Ending Class B     Net Charge-Off                          $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Bond Balance Reconciliation    (should equal             ($0.00)
$0.00)

Certificate Balance/Participation Invested               5.0449%
Amount (Beginning of Month)

Designated Certificate / Certificate Security
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month         $420,000.00
Principal Payments in Respect of  Designated               $0.00
Certificate (Sec. 3.05 (vi) & (vii))
Designated Certificate  - End of Month               $420,000.00
Yield Payments in Respect of Designated                $2,240.00
Certificate (Sec. 3.05 (a)(i)(e))

Designated Certificateholder Accelerated          $16,007,621.22
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))        $173,444.12
Payments to Holder of Designated Certificate in            $0.00
respect to Acc. Prin. (Sec. 3.05 (vi)(f) &
(vii))
Designated Certificateholder Accelerated          $16,181,065.34
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount      $51,000,000.00
(Beginning of Month)
Payments to Designated Certificates in                     $0.00
Reduction of Holdback Amount (Sec. 3.05 (v) &
(ix))
Designated Certificateholder Holdback Amount      $51,000,000.00
(End of Month)

Remaining Payments to Designated Certificates              $0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))        $416,692.30

Monthly Security  Report
Household Consumer Loan Trust 1997-2

Distribution Date                                       02/12/99
Payment Date:                                           02/16/99
Collection Period Beginning                             01/01/99
Collection Period Ending:                               01/31/99
Note and Certificate Accrual Beginning:                 01/15/99
Note and Certificate Accrual Ending:                    02/16/99


Ending Pool Principal Balance                   $4,098,437,321.4
                                                               9
Series 1997-1 Participation Invested Amount      $814,048,549.53
Seller Amount                                     $64,636,385.92
Remittances on the Participation                  $22,674,890.69
Optimum Monthly Principal                         $18,483,220.86
Accelerated Principal Payment                        $173,444.12
Beginning Class A-1 Note Security Balance        $528,524,149.17
Beginning Class A-2 Note Security Balance         $48,000,000.00
Beginning Class A-3 Note Security Balance         $90,000,000.00
Beginning Class B Note Security Balance           $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount            $67,007,621.22
Beginning Class A-1 Adjusted Balance             $528,524,149.17
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B Adjusted Balance                $57,000,000.00
Beginning Certificate  Adjusted Balance           $42,000,000.00
Beginning Overcollateralization Amount            $67,007,621.22
Ending Class A-1 Note Security Balance           $509,867,484.19
Ending Class A-2 Note Security Balance            $48,000,000.00
Ending Class A-3 Note Security Balance            $90,000,000.00
Ending Class B Note Security Balance              $57,000,000.00
Ending Certificate Security Balance               $42,000,000.00
Ending Overcollateralization Amount               $67,181,065.34
Ending Class A-1 Adjusted Balance                $509,867,484.19
Ending Class A-2 Adjusted Balance                 $48,000,000.00
Ending Class A-3 Adjusted Balance                 $90,000,000.00
Ending Class B Adjusted Balance                   $57,000,000.00
Ending Certificate  Adjusted Balance              $42,000,000.00
Ending Overcollateralization Amount               $67,181,065.34
Class A-1 Note Rate Capped at 12.5%                   5.1800000%
Class A-2 Note Rate Capped at 14.0%                   5.2900000%
Class A-3 Note Rate Capped at 14.0%                   5.4000000%
Class B    Note Rate Capped at 14.0%                  5.6500000%
Certificate Rate Capped at 15.0%                      6.0000000%
Class A-1 Interest Due                             $2,433,560.08
Class A-2 Interest Due                               $225,706.67
Class A-3 Interest Due                               $432,000.00
Class B Interest Due                                 $286,266.67
Certificate Yield  Due                               $224,000.00
Class A-1 Interest Paid                            $2,433,560.08
Class A-2 Interest Paid                              $225,706.67
Class A-3 Interest Paid                              $432,000.00
Class B Interest Paid                                $286,266.67
Certificate Yield Paid                               $224,000.00
Class A-1 Unpaid Interest                                  $0.00
Class A-2 Unpaid Interest                                  $0.00
Class A-3 Unpaid Interest                                  $0.00
Class B Unpaid Interest                                    $0.00
Cetificate Unpaid Yield                                    $0.00
Class A-1 Principal Paid                          $18,656,664.98
Class A-2 Principal Paid                                   $0.00
Class A-3 Principal Paid                                   $0.00
Class B Principal Paid                                     $0.00
Certificate  Principal Paid                                $0.00
OC Principal Paid                                          $0.00
Beginning Class A-1 Net Charge-Off                         $0.00
Beginning Class A-2 Net Charge-Off                         $0.00
Beginning Class A-3 Net Charge-Off                         $0.00
Beginning Class B Net Charge-Off                           $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A-1                           $0.00
Reversals Allocated to Class A-2                           $0.00
Reversals Allocated to Class A-3                           $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated           $173,444.12
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A-1                         $0.00
Charge-Offs Allocated to Class A-2                         $0.00
Charge-Offs Allocated to Class A-3                         $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A-1 Net Charge-Off                            $0.00
Ending Class A-2 Net Charge-Off                            $0.00
Ending Class A-3 Net Charge-Off                            $0.00
Ending Class B Net Charge-Off                              $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Interest paid per $1,000 Class A-1                     $2.668377
Principal paid per $1,000 Class A-1                   $20.456869
Interest paid per $1,000 Class A-2                     $4.702222
Principal paid per $1,000 Class A-2                    $0.000000
Interest paid per $1,000 Class A-3                     $4.800000
Principal paid per $1,000 Class A-3                    $0.000000
Interest paid per $1,000 Class B                       $5.022222
Principal paid per $1,000 Class B                      $0.000000
Yield Paid per $1,000 Certificate                      $5.333333
Principal Paid per $1,000 Certificate                  $0.000000

Bloomberg Summary
Household Consumer Loan Trust 1997-2

Distribution Date                                      16-Feb-99
Due Period                                                Jan-99
Monthly Payment Rate (including charge offs)               3.45%
Monthly Draw Rate                                          1.23%
Monthly Net Payment Rate                                   2.22%
Actual Payment Rate                                        2.22%

Annualized Cash Yield                                     18.51%
Annualized Gross Losses                                    9.27%
Annualized Portfolio Yield                                 9.24%
Weighted Coupon                                            5.29%
Excess Servicing                                           3.95%


Ending Overcollateralization Percentage (3 mo              8.05%
avg)
Trigger Level                                              4.25%
Excess Overcollateralization                               3.80%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                              5.70%
      60-89 days (Del Stat 2)                              2.10%
      90+ days (Del Stat 3+)                               6.75%

Total Participation Balance (ending)                 814,069,131